                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): August 9, 2002
(August 9, 2002)

                             XETA Technologies, Inc.
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             (Exact name of registrant as specified in its charter)


         Oklahoma                     0-16231                   73-1130045
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(State or other jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)


  1814 West Tacoma, Broken Arrow, Oklahoma                         74012
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  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: 918-664-8200
                                                    ----------------------------

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             (Former name or address, if changed since last report.)



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Item 4. Changes in Registrant's Certifying Accountant

On August 9, 2002, the Board of Directors of XETA Technologies, Inc. ("the Company"), upon the recommendation of its Audit Committee, dismissed Arthur Andersen LLP as the Company's independent auditors and engaged Grant Thornton LLP, effective immediately, to serve as the Company's independent auditors for the current fiscal year ending October 31, 2002.

The reports of Arthur Andersen on the Company's consolidated financial statements for each of our last two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were those reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended October 31, 2000 and 2001 and through the date of this current report, (a) there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure that, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years and (b) there were no reportable events as defined in Item 304
(a)(1)(v) of Regulation S-K.

The Company has provided Arthur Andersen with a copy of the foregoing statements and has received notice that Arthur Andersen no longer provides the letter required by Item 304(a)(3) confirming whether it agrees or disagrees with such statements, except in certain limited instances when a partner remaining with Arthur Andersen has knowledge of information that would suggest the statements are incomplete or misleading. The Company has been advised that Arthur Andersen will not provide such a letter, and therefore relies on the provisions of Item 304T(b)(2) to excuse the Company's inability to comply with the requirements of
Item 304(a)(3).

During the years ended October 31, 2000 and 2001 and through the date of this current report, the Company did not consult with Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a)(2)(i) and (ii) of Regulation S-K.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         XETA Technologies, Inc.
                                         (Registrant)


Dated: August 9, 2002                    By: /s/ ROBERT B. WAGNER
                                             -----------------------------------
                                             Robert B. Wagner
                                             CFO and Vice President of Finance




                                  EXHIBIT INDEX


 SEC No.          Description                                                                                  Page
 -------          -----------                                                                                  ----
      (1)         Underwriting Agreement - None.

      (2)         Plan of acquisition, reorganization, arrangement, liquidation or succession - N/A.

      (4) Instruments defining rights of security holders, including indentures - previously filed as Exhibits 3.1, 3.2 and 3.3 to the registrant's Registration Statement on Form S-1,
                  Registration No. 33-7841.

      (16)        Letter on change in certifying accountant - Omitted pursuant to Item 304T of
                  Regulation S-K

     (17)         Letter on director resignation - N/A.

     (20)         Other documents or statements to security holders - None.

     (23)         Consents of experts and counsel - N/A

     (24)         Power of attorney - None.

     (99)         Additional exhibits - None





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